Convertible
Holdings,
Inc.








FUND LOGO








Semi-Annual Report

June 30, 1997




This report, including the financial information herein, is transmitted to the shareholders of Convertible Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Company or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Convertible Holdings, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



Dear Shareholders:


For the six-month period ended June 30, 1997, Convertible Holdings, Inc. Capital Shares had a total investment return of +4.95%, based on a change in per share net asset value from $15.57 to $16.34. During the same period, total investment return on Income Shares was +6.65%, based on a change in per share net asset value from $9.31 to $9.63, and assuming reinvestment of $0.290 per share income dividends.

The Environment
Year-to-date, the stock market has displayed a noticeable increase in volatility. After reaching new highs in March 1997, the Dow Jones Industrial Average (DJIA) fell 11.8% from its intraday high of 7,158, then rallied 24.3% to a new intraday high of over 7,800. The National Association of Securities Dealers Automated Quotations (NASDAQ) Composite Index declined more sharply, falling 17.9% from its intraday high reached in late January, then rallied more weakly, rising 22.4% from its low. While the NASDAQ's relative strength index has improved recently, it remains near its low. However, its price index is at a new high. This divergence is a worrisome sign. The internal breadth of the market, as measured by the daily and weekly advance/decline lines, has been quite strong while having recently made new highs coincident with price. It is also a positive sign that the DJIA and Dow Jones Transportation Average recently reached new highs for this market cycle (a condition known as a "Dow Theory buy signal"). However, recent changes in the composition of the DJIA make this otherwise reliable buy signal somewhat suspect.

The stock market's valuations based on book values and dividend yields are at extreme highs, and even the price/earnings ratio which had been fairly valued as recently as year-end 1996 is reaching the overvalued zone. This increases the price risk in equities. If the economy is more robust than expected, corporate earnings might be surprising. This could bring the price/earnings ratio back down into fair value range, allowing for further upward potential for stocks. However, an economy strong enough to accelerate earnings this much would probably force the Federal Reserve Board to raise interest rates, compressing valuation multiples. Therefore, we are cautious toward the stock market, notwithstanding positive economic fundamentals such as low interest rates, low inflation and solid economic growth.

Investment Activities
As we announced in our annual shareholder letter, on February 13, 1997 Capital Shareholders approved a proposal to convert the Company to an open-end investment company from a closed-end investment company. Investment objectives and policies will be modified, and the fund's name will be changed to Merrill Lynch Convertible Fund, Inc. We believe the new fund will possess attractive investment merits and hope to retain a significant percentage of Capital Shareholders in the new fund.

As a result of this conversion, the Company's Income Shares will be redeemed on July 31, 1997. Because certain convertible bonds that we hold are illiquid, we decided to prepare for the redemption well before August 1, 1997, the date the fund is to become open ended. As a result, 50% of the fund's assets is in cash. This cash position affected the fund's performance for the six months ended June 30, 1997.

During the past three months, we continued to consolidate the portfolio and position it for a smooth transition from a closed-end to an open-end structure. We reduced the number of companies in the portfolio from 122 at year-end 1995 to 67 as of June 30, 1997. We now have sufficient liquid assets to redeem all Income Shares as well as additional liquid assets to accommodate Capital Shareholders who wish to reallocate their resources as we transition.

During the six-month period ended June 30, 1997, we established positions in Boston Chicken Inc., CalEnergy Capital Trust II, Capstone Capital Trust, Inc., Data General Corporation, Engle Homes, Inc., Healthsource, Inc.,Taiwan Semiconductor Manufacturing Co., Thermo Cardiosystems, Inc., Thermo Ecotek Corp., Thermo Optek Corp., US Office Products Co. and USA Waste Services, Inc. We also added to our position in Lyondell Petrochemical Company. On the sell side, we took profits in Cypress Semiconductor Corporation, Diagnostic Retrieval Systems, Inc., Diamond Offshore Drilling, Inc. (bought and sold in the same period), Federal Mogul Corp., J. Baker Inc., Medusa Corp., Merry Land & Investment Services, Inc., Onbancorp Inc., Philip Environmental Inc., Pier 1 Imports, Inc. and US Diagnostic Labs, Inc. We also sold Browning-Ferris Industries, Inc., IVAX Corp., Park Electrochemical Corporation and Sports & Recreation, Inc. in response to negative changes in their fundamentals.

In Conclusion
Given the fund's recent and past successes, we are excited about our prospects going forward and enthusiastically encourage your continued investment.

We thank you for your support of Convertible Holdings, Inc., and we look forward to serving your investment needs as Merrill Lynch
Convertible Fund, Inc. in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Daniel A. Luchansky)
Daniel A. Luchansky
Vice President and Portfolio Manager



July 28, 1997

Convertible Holdings, Inc.
Schedule of Investments as of June 30, 1997
                 S&P    Moody's    Face                                                                         Value
Industry        Rating  Rating    Amount             Convertible Debentures                      Cost         (Note 1a)
Automotive       NR*     Baa1  $  900,000  Magna International Inc., 7.25% due
Parts--0.3%                                7/05/2005                                        $    772,368    $    932,947

Conglomerates--                            Polyphase Corporation++:
1.2%             NR*     NR*    1,000,000    12% due 12/01/1997 (c)                            1,000,000         165,000
                 NR*     NR*    2,000,000    12% due 7/01/1999++++                             2,000,000         300,000
                 A-      Ba3    3,000,000  Thermo Electron Corporation, 4.25% due
                                           1/01/2003                                           3,465,000       3,255,000
                                                                                            ------------    ------------
                                                                                               6,465,000       3,720,000

Environmental--  A-      NR*    2,250,000  Thermo Ecotek Corp., 4.875% due 4/15/2004 (c)       2,251,563       2,345,625
2.0%             A-      Baa3   3,187,000  Thermo TerraTech, Inc., 4.625% due
                                           5/01/2003 (c)                                       2,891,246       3,015,699
                 BBB-    Ba2      500,000  USA Waste Services, Inc., 4% due 2/01/2002            500,000         538,125
                                                                                            ------------    ------------
                                                                                               5,642,809       5,899,449

Financial        NR*     NR*    2,750,000  Nal Acceptance Corp., 10% due 9/12/1998++++         2,750,000       2,255,000
Services--0.7%

Healthcare                                 Healthsource, Inc.:
Services--6.9%   B+      B1     3,350,000    5% due 3/01/2003 (c)                              3,326,550       3,345,813
                 B+      B1     6,650,000    5% due 3/01/2003                                  6,631,555       6,641,688
                 B       B2     6,000,000  Integrated Health Services Inc., 6% due
                                           1/01/2003                                           5,640,000       7,140,000
                 BBB+    Ba1    4,122,000  Quantum Health Resources, Inc., 4.75% due
                                           10/01/2000                                          3,547,597       3,812,850
                                                                                            ------------    ------------
                                                                                              19,145,702      20,940,351

Home Building    B-      B2     2,200,000  Continental Homes Holding Corp., 6.875% due
--2.0%                                     11/01/2002                                          2,200,000       2,147,750
                 NR*     B3     2,000,000  Engle Homes, Inc., 7% due 3/01/2003++               1,820,000       1,840,000
                 BB+     Ba3      751,000  Toll Brothers Inc., 4.75% due 1/15/2004               627,190         769,775
                 B+      B1     1,500,000  US Home Corp., 4.875% due 11/01/2005                1,316,875       1,417,500
                                                                                            ------------    ------------
                                                                                               5,964,065       6,175,025

Insurance--0.6%  NR*     NR*    1,831,000  Statesman Group, Inc. (The), 6.25%
                                           due 5/01/2003                                       1,920,886       1,881,353

Medical          NR*     NR*      550,000  Phoenix Shannon PLC, 9.50% due
Supplies--0.1%                             11/01/2000 (c)(d)                                     550,000         165,000

Metals &         BBB-    Baa2   1,000,000  Inco, Limited, 5.75% due 7/01/2004                  1,190,000       1,195,000
Mining--0.4%

Oil Services--   NR*     NR*    1,455,000  Key Energy Group Inc., 7.50% due
0.9%                                       7/01/2003 (c)                                       2,295,263       2,760,862

Paper--0.9%      NR*     NR*   11,270,000  Kymmene Corporation, 8.25% due 11/18/2043           2,867,286       2,716,762

Real Estate      NR*     B3     1,500,000  Capstone Capital Trust, Inc., 6.55% due
Investment                                 3/14/2002                                           1,361,386       1,445,625
Trust--0.5%

Restaurants--    B-      B2     2,000,000  Boston Chicken, Inc., 7.75% due 5/01/2004           1,832,500       1,795,000
0.9%             B       B3     1,000,000  Hometown Buffet Inc., 7% due 12/01/2002             1,000,000         997,500
                                                                                            ------------    ------------
                                                                                               2,832,500       2,792,500

Retail--                                   US Office Products Co.:
Office           B-      B3     1,500,000    5.50% due 5/15/2003 (c)                           1,413,750       1,327,500
Products--1.4%   B-      B3     2,000,000    5.50% due 5/15/2003                               1,741,250       1,840,000
                 B-      B3     1,000,000    5.50% due 5/15/2003                                 842,500         920,000
                                                                                            ------------    ------------
                                                                                               3,997,500       4,087,500


Convertible Holdings, Inc.
Schedule of Investments as of June 30, 1997 (continued)
                 S&P    Moody's    Face                                                                         Value
Industry        Rating  Rating    Amount             Convertible Debentures                      Cost         (Note 1a)
Retail Stores--  A+      A1   $ 4,000,000  Home Depot, Inc. (The), 3.25% due 10/01/2001     $  4,000,000    $  4,580,000
1.5%

Scientific       A-      NR*    2,000,000  Thermo Cardiosystems, Inc., 4.75% due
Equipment--                                5/15/2004 (c)                                       2,000,000       2,082,500
2.8%             A       Baa2   4,750,000  Thermo Instrument Systems Inc., 4.50% due
                                           10/15/2003 (c)                                      4,780,000       4,750,000
                                           Thermo Optek Corp. (c):
                 A-      Baa3     500,000    5% due 10/15/2000                                   517,500         510,000
                 A-      Baa3   1,000,000    5% due 10/15/2000                                 1,035,000       1,016,250
                                                                                            ------------    ------------
                                                                                               8,332,500       8,358,750

Semiconductor    NR*     NR*    1,000,000  Taiwan Semiconductor Manufacturing Co.,
--0.3%                                     6.379% due 7/03/2002 (c) (e)                        1,000,000       1,030,000

Technology--                               Apple Computer, Inc.:
2.6%             CCC+    Caa    3,500,000    6% due 6/01/2001                                  3,326,250       2,861,250
                 CCC+    Caa    1,750,000    6% due 6/01/2001                                  1,753,125       1,478,750
                 NR*     NR*    1,000,000  Broadband Technologies, Inc., 5% due
                                           5/15/2001                                             813,750         741,250
                 B-      B3     1,500,000  Data General Corporation, 6% due
                                           5/15/2004 (c)                                       1,500,000       1,841,250
                 NR*     NR*    1,000,000  Premiere Technologies, Inc., 5.75% due
                                           7/01/2004 (c)                                       1,000,000       1,035,000
                                                                                            ------------    ------------
                                                                                               8,393,125       7,957,500

Textiles--0.3%   B+      B1     1,100,000  Fieldcrest Cannon, Inc., 6% due 3/15/2012             753,500         863,500

Water Treatment  BB+     B2     3,000,000  US Filter Corporation, 4.50% due 12/15/2001         3,000,000       2,917,500
Systems--1.0%

                                           Total Convertible Debentures--27.3%                83,233,890      82,674,624

                                   Shares
                                    Held             Convertible Preferred Stocks

Banking &        A       Aa3       38,400  Banc One Corporation, $3.50, Series C               2,509,287       3,571,200
Finance--1.5%    NR*     A1        10,000  Jefferson Pilot Corp. (ACES)
                                           (into Nations Bank Corp.)                             725,000       1,147,500
                                                                                            ------------    ------------
                                                                                               3,234,287       4,718,700

Chemicals--      A       A2       335,800  Atlantic Richfield Company (ARCO) (a)               7,478,031       7,219,700
2.4%

Energy--0.7%     BB-     Ba3       40,000  CalEnergy Capital Trust II, 6.25% (c)               2,000,000       2,230,000

Insurance--      BBB+    A1        50,000  Kemper Corp., Series E                              2,621,000       2,618,750
1.6%             NR*     NR*        2,000  Westbridge Capital Corporation, Series A++          2,000,000       2,240,000
                                                                                            ------------    ------------
                                                                                               4,621,000       4,858,750

Minerals--0.8%   NR*     Ba1       43,150  Cyprus Amax Minerals Co., $4.00, Series A           2,312,840       2,340,887

Paper--2.5%      BBB+    Baa1      85,000  International Paper Co., $5.25                      4,041,750       4,483,750
                 BB+     Ba2       85,000  James River Corp. of Virginia, Series P             1,992,600       2,932,500
                                                                                            ------------    ------------
                                                                                               6,034,350       7,416,250

Precious         NR*     B2       180,900  Coeur d'Alene Mines Corporation                     3,177,874       3,030,075
Metals--1.0%

Convertible Holdings, Inc.
Schedule of Investments as of June 30, 1997 (continued)
                 S&P    Moody's    Shares                                                                       Value
Industry        Rating  Rating      Held           Convertible Preferred Stocks                  Cost         (Note 1a)
Real Estate      BBB     Baa3      30,000  Public Storage Inc., $2.062                      $    759,300    $  1,470,000
Investment
Trust--0.5%

Restaurants--    BBB     Baa2      35,000  Wendy's International, Inc., Series A               1,750,000       2,051,875
0.7%

Steel--2.2%      B       B1        52,000  AK Steel Holding Corp.                              1,348,342       2,002,000
                 B       B3        83,500  WHX Corporation, Series A                           3,320,878       3,136,469
                 A-      A3       103,610  Worthington Industries, Inc.                        1,751,527       1,631,857
                                                                                            ------------    ------------
                                                                                               6,420,747       6,770,326

Transportation   BBB-    Ba2       10,000  CNF Transportation Inc., Series A                     500,000         560,000
--0.2%

                                           Total Convertible Preferred Stocks--14.1%          38,288,429      42,666,563

                                                  Common Stocks

Drug Distribution                  27,400  Bindley Western Industries Inc.                       526,144         628,487
--0.2%

Electronics--                      64,000  Avnet, Inc.                                         2,956,790       3,680,000
1.2%

Financial Services                 34,375  Nal Acceptance Corp. (Warrants) (b)++++                     0           6,445
--0.0%

Food & Beverage--1.6%             149,600  RJR Nabisco, Inc.                                   4,918,100       4,936,800

Funeral Services--                 83,056  Service Corporation International                   1,520,250       2,730,466
0.9%

Health Services--                  15,000  Allegiance Corporation                                 91,946         408,750
0.6%                               81,500  Regency Health Services Inc. (d)                      927,702       1,253,062
                                                                                            ------------    ------------
                                                                                               1,019,648       1,661,812

Hospital Supplies--                 7,000  Baxter International, Inc.                            102,503         365,750
0.1%

Metal Fabricating--               128,479  Trinity Industries Leasing Co.                      2,438,512       4,079,208
1.4%

Paper--0.4%                        34,700  Boise Cascade Corporation                           1,147,182       1,225,344

Paper/Machine--1.4%               193,800  Albany International Corp., Class A                 3,777,519       4,360,500

Semiconductors--                  249,800  Cypress Semiconductor Corporation (d)               2,994,388       3,622,100
1.9%                              200,000  Integrated Device Technology, Inc. (d)              2,542,863       2,100,000
                                                                                            ------------    ------------
                                                                                               5,537,251       5,722,100

Steel--0.1%                        25,200  WHX Corporation (d)                                   219,832         192,150

Technology--0.0%                   18,000  BroadBand Technologies, Inc. (d)                      373,500         144,000

Temporary Business                188,200  Olsten Corporation (The)                            3,078,413       3,658,137
Services--1.2%

Utilities--0.2%                    76,248  Citizens Utilities Company, Class A                   893,115         714,823

Waste Management--                 16,918  Allied Waste Industries, Inc. (d)                      80,883         287,606
0.1%
                                           Total Common Stocks--11.3%                         28,589,642      34,393,628


Convertible Holdings, Inc.
Schedule of Investments as of June 30, 1997 (concluded)
                                   Face                                                                         Value
                                  Amount             Short-Term Securities                       Cost         (Note 1a)
Commercial Paper**            $ 1,000,000  Associates Corp. of North America, 5.40%
--46.0%                                    due 7/03/1997                                    $    999,550    $    999,550
                               13,000,000  CSW Credit, Inc., 5.55% due 7/23/1997              12,953,904      12,953,904
                               15,000,000  Ciesco L.P., 5.53% due 7/21/1997                   14,951,613      14,951,613
                               15,000,000  Corporate Asset Funding Co., 5.55% due
                                           7/14/1997                                          14,967,625      14,967,625
                               15,000,000  Countrywide Home Loans, Inc., 5.56% due
                                           7/29/1997                                          14,932,817      14,932,817
                                5,000,000  Eureka Securitization, Inc., 5.60% due
                                           7/01/1997                                           4,999,222       4,999,222
                               15,000,000  GTE Corp., 5.55% due 7/18/1997                     14,958,375      14,958,375
                               14,000,000  General Electric Co., 5.55% due 7/31/1997          13,933,092      13,933,092
                                6,440,000  General Motors Acceptance Corp., 6.25% due
                                           7/01/1997                                           6,438,882       6,438,882
                               15,000,000  Goldman Sachs Group, L.P., 5.55% due
                                           7/31/1997                                          14,928,313      14,928,313
                               14,000,000  Lehman Brothers Holdings, Inc., 5.58% due
                                           7/25/1997                                          13,945,750      13,945,750
                                           Preferred Receivable Funding Corp.:
                                2,000,000    5.58% due 7/29/1997                               1,991,010       1,991,010
                                9,180,000    5.58% due 7/30/1997                               9,137,313       9,137,313

                                           Total Short-Term Securities--46.0%                139,137,466     139,137,466

Total Investments--98.7%                                                                    $289,249,427     298,872,281
                                                                                            ============
Short Sales (Proceeds--$5,363,638)--(1.7%)                                                                    (5,281,863)

Other Assets Less Liabilities--3.0%                                                                            8,979,486
                                                                                                            ------------
Net Assets--100.0%                                                                                          $302,569,904
                                                                                                            ============

 (a)Convertible into Lyondell Petrochemical Co.
 (b)Warrants entitle the Company to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (d)Non-income producing security.
 (e)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Company.
   *Not Rated.
  **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
  ++Covered short sales entered into as of June 30, 1997 were as follows:


                                                                   Value
     Shares                       Issue                        (Notes 1a & 1g)

     70,700    Engle Homes, Inc.                               $   (707,000)
    150,200    Lyondell Petrochemical Co.                        (3,276,238)
      5,500    Polyphase Corporation                                 (8,250)
    133,200    Westbridge Capital Corporation                    (1,290,375)
                                                               ------------
    Total (Proceeds--$5,363,638)                               $ (5,281,863)
                                                               ============

++++Restricted securities as to resale. The value of the Company's investment in restricted securities was approximately $2,561,000, representing 0.8% of net assets.

                                     Acquisition                   Value
    Issue                               Date          Cost       (Note 1a)

    Nal Acceptance Corp.,
      10% due 9/12/1998               9/12/1996    $2,750,000    $2,255,000
    Nal Acceptance Corp. (Warrants)   9/12/1996             0         6,445
    Polyphase Corporation,
      12% due 7/01/1999               7/05/1994     2,000,000       300,000

    Total                                          $4,750,000    $2,561,445
                                                   ==========    ==========

    See Notes to Financial Statements.



Convertible Holdings, Inc.
Statement of Assets, Liabilities and Capital as of June 30, 1997
Assets:
Investments, at value (identified cost--$289,249,427) (Note 1a)                                             $298,872,281
Cash                                                                                                           1,591,576
Deposit on short sales (Note 1g)                                                                               5,877,506
Receivables:
  Securities sold                                                                          $  5,825,353
  Interest                                                                                    1,130,296
  Dividends                                                                                     313,647        7,269,296
                                                                                           ------------
Deferred organization expenses (Note 1e)                                                                          22,259
Prepaid expenses and other assets                                                                                221,461
                                                                                                            ------------
Total assets                                                                                                 313,854,379
                                                                                                            ------------

Liabilities:
Common stocks, sold short, at market value (proceeds--$5,363,638) (Notes 1a & 1g)                              5,281,863
Payables:
  Securities purchased                                                                        5,509,652
  Investment adviser (Note 2)                                                                   442,973
  Dividends on short sales                                                                       36,623        5,989,248
                                                                                           ------------
Accrued expenses and other liabilities                                                                            13,364
                                                                                                            ------------
Total liabilities                                                                                             11,284,475
                                                                                                            ------------
Net Assets                                                                                                  $302,569,904
                                                                                                            ============

Capital (Note 5):
Income Shares:
Par value $.10 per share; 15,000,000 shares authorized; 11,653,700 shares issued           $  1,165,370
Liquidation capital in excess of par                                                        107,214,040
                                                                                           ------------
                                                                                            108,379,410
Undistributed investment income--net                                                          3,797,222
                                                                                           ------------
Net asset value, equivalent to $9.63 per share based on 11,653,700 shares
  outstanding (market value--$9.5625)                                                                        $112,176,632

Capital Shares:
Par value $.10 per share; 15,000,000 shares authorized; 11,653,700 shares issued              1,165,370
Paid-in capital in excess of par                                                            145,690,000
                                                                                           ------------
Total                                                                                       146,855,370
                                                                                           ------------
Undistributed realized gain on investments--net                                              33,833,438
Unrealized appreciation on investments--net                                                   9,704,464
                                                                                           ------------
Total                                                                                        43,537,902
                                                                                           ------------
Net asset value, equivalent to $16.34 per share based on 11,653,700 shares
  outstanding (market value--$16.00)                                                                         190,393,272
                                                                                                            ------------
Net Assets                                                                                                  $302,569,904
                                                                                                            ============

See Notes to Financial Statements.


Convertible Holdings, Inc.
Statement of Operations for the Six Months Ended June 30, 1997
Investment Income (Notes 1c & 1d):
Interest and discount earned                                                               $  6,023,857
Dividends                                                                                     2,350,483
                                                                                           ------------
Total income                                                                                                $  8,374,340

Expenses:
Investment advisory fees (Note 2)                                                               880,490
Dividends on securities sold short                                                              190,393
Transfer agent fees                                                                              49,518
Accounting services (Note 2)                                                                     49,477
Professional fees                                                                                34,646
Interest on securities sold short                                                                27,360
Printing and shareholder reports                                                                 24,149
Directors' fees and expenses                                                                     22,178
Custodian fees                                                                                   14,048
Amortization of organization expenses (Note 1e)                                                  10,874
Insurance                                                                                         2,417
Pricing services                                                                                  1,510
Other                                                                                            19,481
                                                                                           ------------
Total expenses                                                                                                 1,326,541
                                                                                                            ------------
Investment income--net                                                                                         7,047,799
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency
Transactions--Net (Notes 1b, 1c, 1d & 3):
Realized gain from:
  Investments--net                                                                         $ 35,188,298
  Foreign currency transactions--net                                                                388       35,188,686
                                                                                           ------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                                          (26,280,374)
  Foreign currency transactions--net                                                                493      (26,279,881)
                                                                                           ------------
Net realized and unrealized gain on investments and foreign currency transactions                              8,908,805
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 15,956,604
                                                                                                            ============

See Notes to Financial Statements.

Convertible Holdings, Inc.
Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,        December 31,
                                                                                               1997             1996
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                     $  7,047,799     $ 14,105,139
Realized gain on investments and foreign currency transactions--net                          35,188,686       19,882,034
Income taxes on realized gain on investments                                                         --       (4,841,320)
Change in unrealized appreciation/depreciation on investments and foreign currency
transactions--net                                                                           (26,279,881)      17,386,219
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                         15,956,604       46,532,072
                                                                                           ------------     ------------

Dividends & Distributions to Shareholders (Notes 1f & 4):
Investment income--net                                                                       (3,379,573)     (14,192,493)
Realized gain on investments--net                                                                    --       (7,473,704)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to shareholders        (3,379,573)     (21,666,197)
                                                                                           ------------     ------------

Net Assets:
Total increase in net assets                                                                 12,577,031       24,865,875
Beginning of period                                                                         289,992,873      265,126,998
                                                                                           ------------     ------------
End of period*                                                                             $302,569,904     $289,992,873
                                                                                           ============     ============

*Undistributed investment income--net                                                      $  3,797,222     $    128,996
                                                                                           ============     ============

See Notes to Financial Statements.


Convertible Holdings, Inc.
Financial Highlights


                                                                    For the Six
                                                                    Months Ended
The following per share data and ratios have been derived             June 30,     For the Year Ended December 31,
from information provided in the financial statements.                1997++++   1996++++    1995      1994     1993

Increase (Decrease) in Net Asset Value:
Income Shares:
Per Share Operating Performance:
Net asset value, beginning of period                                  $   9.31   $   9.32  $   9.30  $   9.30   $   9.30
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .61       1.21      1.23      1.19       1.20
Dividends of investment income--net                                       (.29)     (1.22)    (1.21)    (1.19)     (1.20)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $   9.63   $   9.31  $   9.32  $   9.30   $   9.30
                                                                      ========   ========  ========  ========   ========
Market price per share, end of period                                 $ 9.5625   $  9.625  $  10.00  $  10.00   $ 10.625
                                                                      ========   ========  ========  ========   ========

Total Investment Return:**
Based on market value per share                                          2.43%+++   9.22%    13.58%     6.61%      7.20%
                                                                      ========   ========  ========  ========   ========
Based on net asset value per share                                       6.65%+++  13.35%    13.82%    13.28%     13.50%
                                                                      ========   ========  ========  ========   ========

Capital Shares:
Per Share Operating Performance:
Net asset value, beginning of period                                  $  15.57   $  13.43  $  11.13  $  13.21   $  12.87
                                                                      --------   --------  --------  --------   --------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                                     .77       2.78      2.66     (2.12)      1.43
Distributions of realized gain on investments--net                          --       (.64)     (.36)     (.01)     (1.17)
Effect of repurchase of Treasury Stock                                      --         --        --++     .05        .08
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $  16.34   $  15.57  $  13.43  $  11.13   $  13.21
                                                                      ========   ========  ========  ========   ========
Market value per share, end of period                                 $  16.00   $ 14.625  $ 11.625  $   9.00   $ 10.875
                                                                      ========   ========  ========  ========   ========

Total Investment Return:**
Based on market value per share                                          9.40%+++  30.87%    33.20%   (17.17%)    28.77%
                                                                      ========   ========  ========  ========   ========
Based on net asset value per share                                       4.95%+++  20.60%    24.44%   (15.68%)    13.94%
                                                                      ========   ========  ========  ========   ========

Total Fund:
Ratios to Average Net Assets:
Total expenses***                                                         .90%*      .78%      .79%      .87%       .80%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   4.81%*     4.98%     5.40%     5.43%      5.10%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of period (in thousands)                              $302,570   $289,993  $265,127  $238,466   $274,999
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      66.65%    129.06%    87.69%    69.37%    116.03%
                                                                      ========   ========  ========  ========   ========
Average commission rate paid+++++                                     $  .0530   $  .0447        --        --         --
                                                                      ========   ========  ========  ========   ========

    *Annualized.
   **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
  ***Excluding taxes on undistributed net realized long-term capital gains (Note 1c).
  +++Aggregate total investment return.
+++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
   ++Amount is less than $.01 per capital share.
 ++++Based on average shares outstanding during the period.

     See Notes to Financial Statements.



Convertible Holdings, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
Convertible Holdings, Inc. (the "Company") is a diversified, closed-end, "dual purpose" investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of investments--Portfolio securities which are traded only on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in these securities. Portfolio securities which are traded both in the over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available and securities subject to restrictions on resale are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and net realized short-term capital gains. The Company intends to retain net realized long-term capital gains, if any, and pay taxes on such gains at the Federal tax rates applicable to corporations. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a 12-year period ending on July 31, 1997, the redemption date for the Income Shares.

(f) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(g) Short sales--When the Company engages in a short sale, an amount equal to the proceeds received by the Company is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Company maintains a segregated account of securities and cash as collateral for the short sales. The Company owns convertible bonds or stock of the same issuer which covers the short sale. The Company is exposed to market risk based on the amount, if any, that the market value of the stock exceeds proceeds received. Securities have been borrowed from Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), to execute short sales.

Convertible Holdings, Inc.
Notes to Financial Statements (continued)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner.

MLAM is responsible for the management of the Company's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Company. For such services, the Company pays MLAM a quarterly fee at the annual rate of 0.60% of the Company's average weekly net assets.

The investment advisory fee is reduced by 25% for any quarter in which the Company fails to meet the Minimum Income Rate Objective ("Objective") at the close of any fiscal quarter. The Objective is to obtain a minimum annualized rate of income return equal to 85% of the yield of the Value Line Convertible Index.

Accounting services are provided to the Company by MLAM at cost.

During the six months ended June 30, 1997, the Company paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,456 for security price quotations to compute the net asset value of the Company.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, and/or ML & Co.

In addition, MLPF&S received $108,196 in commissions on the execution of portfolio security transactions for the Company for the six months ended June 30, 1997.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $129,495,979 and $239,258,357, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains     Gains (Losses)

Long-term investments             $35,110,188    $ 9,622,854
Short sales                            78,110         81,775
Foreign currency transactions             388           (165)
                                  -----------    -----------
Total                             $35,188,686    $ 9,704,464
                                  ===========    ===========

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $9,622,854, of which $16,157,832 related to appreciated securities and $6,534,978 related to depreciated securities. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $289,249,427.

4. Distributions:
The Company distributes its net investment income quarterly to holders of Income Shares. Income Shares are entitled to cumulative dividends in an amount equivalent to net investment income, with a minimum annual rate of $1.00 per share. To the extent that any such cumulative dividend cannot be satisfied from net investment income, it will be paid from any net realized short-term or long-term capital gains. Capital Shares will not be entitled to receive distributions from net investment income until 1997.

To the extent not needed to pay the Income Shares' minimum cumulative dividends, distributions from net realized short-term capital gains, if any, may be paid to holders of the Capital Shares in the succeeding year. The Company will not distribute net realized long-term capital gains except to the limited extent described above.


Convertible Holdings, Inc.
Notes to Financial Statements (concluded)


5. Share Transactions:
At June 30, 1997, there were 15,000,000 shares of $.10 par value authorized for each class. During the six months ended June 30, 1997, the Company's Income Shares and Capital Shares outstanding remained constant at 11,653,700 and 11,653,700, respectively.

As long as any Income Shares are outstanding, the Company will not issue any additional Capital Shares or Income Shares.

On September 27, 1996, the Board of Directors authorized the redemption of the Income Shares to take place on July 31, 1997 for $9.30 per share plus accumulated and unpaid dividends ("liquidation value"). As a result of this liquidation preference, the per share capital of the Income Shares is maintained at the liquidation value plus any unpaid income dividends. After July 31, 1997, Capital Shares will then be the sole remaining class of shares of the Company outstanding.

6. Subsequent Event:
On July 7, 1997, the Company's Board of Directors declared an ordinary income dividend to shareholders in the amount of $.327529 payable on July 24, 1997 to shareholders of record as of July 17, 1997.

In addition, on August 1, 1997, the Company coverted to an open-end investment company and changed its name to Merrill Lynch Convertible Fund, Inc.


Convertible Holdings, Inc.
Ten Largest Holdings

Altantic Richfield Company (ARCO)
Integrated Health Services Inc., 6% due 1/01/2003
Healthsource, Inc., 5% due 3/01/2003
RJR Nabisco, Inc.
Thermo Instrument Systems, Inc., 4.50% due 10/15/2003
Home Depot, Inc., 3.25% due 10/01/2001
International Paper Co., $5.25
Albany International Corp., Class A
Trinity Industries Leasing Co.
Quantum Health Resources, Inc., 4.75% due 10/01/2000



About Convertible Holdings, Inc.


A closed-end "dual purpose" investment company, Convertible
Holdings, Inc. invests primarily in convertible bonds and convertible preferred stock.The Company has two classes of shares:
Capital Shares (NYSE symbol CNV) for those seeking long-term growth of capital; and Income Shares (NYSE symbol CNV Pr) for those seeking current and long-term growth of income.

Both classes of shares represent "leveraged" investments. This is because Capital Share investors initially provided only 42.5% of the Company's capital at inception in 1985, yet will receive all of the portfolio's capital appreciation. Income Share investors, on the other hand, initially provided 57.5% of the Company's capital, but will receive all of the portfolio's income. In other words, investors in either class of shares have more assets working for their respective investment goals than they have contributed.

On July 31, 1997, Income Shares will be redeemed at $9.30 per share, plus accumulated and unpaid dividends. (Should assets be insufficient to redeem the Income Shares at such amount, total net assets of the Company would be distributed to Income Shareholders on a pro-rata basis.) After redemption of the Income Shares, Capital Shareholders will own all remaining assets.Thereafter, the Company will continue as an open-end investment company (i.e., a mutual fund) as approved by Capital Shareholders.

Share Comparison
The following is a brief summary of certain rights of each class of shares of the Company.

Capital Shares                Income Shares

Entitled to all the port-     Entitled to all the port-
folio's appreciation.         folio's net income, paid
                              quarterly.

No distributions from net     Minimum cumulative
income received as long       dividend of $1.00
as Income Shares are          annually.
outstanding.

Bear none of the Com-         Pay all of the Company's
pany's expenses.              expenses.

Potential for capital         Potential for growing
appreciation with poten-      income stream if portfolio
tial lower downside risk      appreciates over time.
than a leveraged com-
mon stock portfolio.

NYSE symbol CNV               NYSE symbol CNV Pr



Convertible Holdings, Inc.

Glossary

Break-Even Time
This calculation, based on a dollar-for-dollar basis, shows the number of years over which the dollar conversion premium may be recovered by the increased dollar income of the convertible over that of the underlying common stock, assuming no change in the dividend on the underlying stock. (Also called the premium recovery period.)

Call Protection
Nearly all the convertibles have call provisions which give the issuers the right to buy back the issue at a premium over the price at which it was issued. A company may wish to reduce its bond interest expense or preferred dividend requirements, replacing them with a lower-yielding common stock.To protect the security-holder, some issues are not subject to redemption for a stated period of time, thus ensuring their income requirements during that period. There are no provisional terms under which a security with hard (absolute) call protection may be called.

Conversion Value
A convertible security is entitled to a fixed number of common shares upon conversion. For bonds, it is typically the number of shares per $1,000 principal amount. For preferreds, the number of shares multiplied by the market value per common share is the preferred's conversion value.

Net Income
Net income includes all dividends, interest and other income (but not realized or unrealized gains, stock dividends, and other capital items) earned by the Company on its portfolio holdings, net of the Company's expenses. For purposes of determining Net Income, expenses do not include taxes on undistributed net long-term capital gains paid by the Company.

Percent Premium
The percentage over conversion value at which the convertible security trades. If a convertible bond is selling at 120 and its conversion value is 105, then the conversion premium is 15 points
($150), or 14.3%.



Convertible Holdings, Inc.

Officers and Directors

Arthur Zeikel--President and Director
Terry K. Glenn--Executive Vice President
  and Director
James H. Bodurtha--Director
Herbert I. London--Director
Robert R. Martin--Director
Joseph L. May--Director
Andre F. Perold--Director
Joseph T. MonagleJr.--Senior Vice President
Vincent T. Lathbury III--Vice President
Donald C. Burke--Vice President
Daniel A. Luchansky--Vice President and
  Portfolio Manager
Barton A. Vogel--Vice President
Gerald M. Richard--Treasurer
Ira P. Shapiro--Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center
Brooklyn, NY 11245


Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
(617) 328-5000